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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2001

MacroPore, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-32501	330-827-593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6740 Top Gun Street San Diego, California 92121 (Address of Principal Executive Offices)

(858) 458-0900
(Registrant's telephone number, including area code)

(Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

    On August 13, 2001, MacroPore, Inc. ("MacroPore") issued a press release announcing its financial results for the six month period ended June 30, 2001. MacroPore's press release, dated August 13, 2001, is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  EXHIBITS

  The following is a list of exhibits filed as a part of this Form 8-K.

Exhibit No.	Description of Document
99.1	MacroPore, Inc. press release dated August 13, 2001

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROPORE, INC., a Delaware corporation
Date: August 13, 2001	By:	/s/ CHRISTOPHER J. CALHOUN Christopher J. Calhoun Vice Chairman, Chief Executive Officer and Secretary

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ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES